                                    AGREEMENT

         AGREEMENT, dated as of July 1, 2004 (this "Agreement"), between HOME
DIRECTOR, INC., a Delaware corporation (the "Company"), and MICHAEL LIDDLE,
DARYL STEMM, KENT M. KLINEMAN, EZRA P. MAGER, STEPHEN B. STE. MARIE and MICHAEL
L. WISE (each, an "Affiliate" and collectively, the "Affiliates").

                                    RECITALS:

         The Company does not have a sufficient number of authorized shares of common stock ("Common Stock") to permit exercise of all of its outstanding options and warrants to purchase Common Stock, including those that may be issued in the Company's current private offering of equity units.

         Each Affiliate is an officer and/or a director of the Company and the registered holder of options to purchase Common Stock (the "Options") and warrants to purchase Common Stock (the "Warrants") as set forth opposite such
Affiliate's name on Schedule A to this Agreement.

         In order to permit the Company to raise equity capital through the sale of additional equity units, the parties desire to amend the Options and Warrants to suspend any rights of the holders to exercise the Options and Warrants until such time, if ever, as the Company shall have amended its certificate of incorporation to increase its authorized and available shares of Common Stock to a number sufficient to enable the Affiliates and all other holders of outstanding options, warrants and conversion and other rights to acquire Common
Stock to receive authorized shares of Common Stock upon exercise of such rights
(the "Charter Amendment").

         NOW, THEREFORE, the parties agree as follows:

         1. Suspension of Exercise. Each Affiliate agrees that the Options and/or Warrants held by such Affiliate as set forth opposite his name on
Schedule A shall not be exercisable until the effective time of the Charter
Amendment. Each Affiliate further covenants and agrees that (i) the foregoing restriction shall be deemed incorporated in and made a part of each of the
Options and Warrants as fully as though it were set forth at length in the documents evidencing such Options and Warrants, and (ii) he will not cause or permit any transfer or assignment of any of such Options and Warrants unless the transferee or assignee shall have been informed of the foregoing restriction and shall have agreed to be subject to the same as fully as though it were set forth at length in all of the documents evidencing such Options and Warrants to be transferred or assigned.

         2. Charter Amendment. The Company covenants and agrees that it will (i)
endeavor to hold its 2005 annual meeting of stockholders (the "2005 Annual
Meeting") as soon as practicable after the end of its 2004 fiscal year, (ii)
propose approval of the Charter Amendment at the 2005 Annual Meeting and (iii)
use its best efforts (including appropriate measures for

                            SCHEDULE A
                            -----------

solicitation of proxies) to obtain stockholder approval of the Charter Amendment at the 2005 Annual Meeting.

         3. Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                                     HOME DIRECTOR, INC.

                                                     By: /s/  Michael Liddle
                                                        ----------------------
                                                           Michael Liddle
                                                           President

AFFILIATES:

   /s/ Michael Liddle                                 /s/  Daryl Stemm
----------------------                              --------------------
Michael Liddle                                      Daryl Stemm

  /s/  Kent M. Klineman                               /s/  Ezra P. Mager
-----------------------                             --------------------
Kent M. Klineman                                    Ezra P. Mager

 /s/ Stephen B. Ste. Marie                            /s/  Michael L. Wise
--------------------------                          ----------------------
Stephen B. Ste. Marie                               Michael L. Wise

                                     SCHEDULE A
                                     ----------

                                             SHARES     PRICE     EXERCISED   VESTED    CANCELLED  UNVESTED         OUTSTANDING

Klineman, Kent         1/17/03  01/16/13     12,500     $3.75           0    12,500          0           0             12,500

Klineman, Kent          6/7/04  06/06/14     12,500     $0.74           0     6,250          0       6,250             12,500

Klineman, Kent                               50,000     $1.00           0    50,000          0           0             50,000

Klineman, Kent                               84,746     $1.00           0    84,746          0           0             84,746

Mager, Ezra            4/16/03  04/16/13     12,500     $2.50           0    12,500          0           0             12,500

Mager, Ezra             6/7/04  06/06/14     12,500     $0.74           0     6,250          0       6,250             12,500

Mager, Ezra                                 250,000     $1.00           0   250,000          0           0             250,000

Mager, Ezra                                 423,729     $1.00           0   423,729          0           0             423,729

Ste. Marie,
Stephen B              1/17/03  01/16/13     12,500     $3.75           0    12,500          0           0              12,500
Ste. Marie,
Stephen B               1/31/01                 827   $362.84           0       827          0           0                 827
Ste. Marie,
Stephen B               6/7/04  06/06/14     12,500     $0.74           0     6,250          0       6,250              12,500

Wise, Mike             1/17/03  01/16/13     12,500     $3.75           0    12,500          0           0              12,500
Wise, Mike              6/7/04  06/06/14     12,500     $0.74           0     6,250          0       6,250              12,500

Liddle, Michael        1/12/04  01/11/14    420,464     $1.30           0    81,757          0     338,707              420,464

Liddle, Michael                              50,000     $1.00           0    50,000          0           0              50,000

Liddle, Michael                              84,746     $1.00           0    84,746          0           0              84,746

Stemm, Daryl            4/5/02                4,134     $3.63           0     3,215          0         919              4,134
Stemm, Daryl           1/17/03  01/16/13     15,000     $3.75           0     7,500          0       7,500              15,000
Stemm, Daryl           1/25/01                  187   $362.84           0       187          0           0              187
Stemm, Daryl           2/26/01                  138   $362.84           0       138          0           0              138
Stemm, Daryl            6/7/04  06/06/14     75,000     $0.74           0     2,083          0      72,917              75,000

Stemm, Daryl                                 15,000     $1.00           0    15,000          0           0              15,000

Stemm, Daryl                                 25,424     $1.00           0    25,424          0           0              25,424

                                          1,599,394